Concentration Of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration Of Credit Risk [Abstract]
Concentration Of Credit Risk

Note 11 - Concentration of Credit Risk

Cash and cash equivalents are financial instruments which potentially subject the Company to concentrations of credit risk. The Company deposits its cash in financial institutions. At times, such deposits may be in excess of insured limits. To date, the Company has not experienced any impairment losses on its cash and cash equivalents.

Major Customers

For the year ended December 31, 2012 and 2011, four customers accounted for 79% and 83%, respectively, of the Company's sales. In addition, as of December 31, 2012 and 2011, those four customers accounted for 98% and 89%, respectively, of the Company's accounts receivable.